Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Intraware, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I Peter H. Jackson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:             July 7, 2005

/s/ PETER H. JACKSON
Peter H. Jackson
President and Chief Executive Officer of Intraware, Inc. (Principal Executive Officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Intraware, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I Wendy A. Nieto, Chief Financial Officer and Executive Vice President, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:             July 7, 2005

/s/ WENDY A. NIETO
Wendy A. Nieto
Chief Financial Officer and Executive Vice President of Intraware, Inc. (Principal Financial Officer)